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LOAN AGREEMENT

THIS AGREEMENT IS MADE THE 01 DECEMBER 2003

BY AND BETWEEN:         JACOB RONNEL I.D.

                        21 HASAVORAIM ST. RAMAT- AVIV. TEL AVIV, ISRAEL (the "LENDER");

AND: HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC., a Delaware corporation, whose address for the purposes of this Agreement shall be 80 Wall Street, Suite 815, New York, New York 10005 (the "BORROWER")

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.    THE LOAN

      1.1 Upon the terms and conditions set forth in this Agreement, the Lender agrees to loan to the Borrower the principal amount of US$150,000. - (One hundred and fifty thousand Dollars) (the "LOAN").

      1.2 The Loan will be made available to the Borrower upon signing this agreement hereof (hereinafter: the "LOAN DATE"), by means of SWIFT wire transfer to the Borrower's account No. 0605079633 at HSBC Republic Bank, a division of HSBC Bank USA, in the branch located at 452, Fifth Avenue, New York, NY 10018.

2.    INTEREST

      2.1 The Borrower shall pay interest on the entire outstanding balance of the Loan, commencing as of the Loan Date, at a fix rate of 4% per annum (the "INTEREST").

      2.2 On the Repayment Date, the Borrower shall pay the Lender, all of the Interest that has accrued and is outstanding on the Loan up until that date.

3.    REPAYMENT

      3.1

            A. If there remains an Outstanding Balance at December 01, 2008, then the Borrower shall repay to the Lender, in one or more repayments, the entire Loan as well as all accrued Interest, less any amounts prepaid, if at all, as soon after December 01, 2008 at which there is available to the Borrower cash-flow from operations, or income from any investment, in an amount sufficient to effect such repayments (the "REPAYMENT DATE").

            B. Notwithstanding the foregoing, if there remains an Outstanding Balance at December 01, 2008, in respect of the part of the Outstanding Balance that is owed thereto, and it will be impossible for the Borrower according to its cash-flow from operation or another income from any other investment or capital raised at the time than the loan will be prolonged in the same terms for another 5 (five) years. The Borrower hereby undertakes to repay such Outstanding Balance within the period so stipulated, which will then be deemed the Repayment Date.

      3.2 The Borrower may at any time prepay to the Lender, Outstanding Balance, in whole or in part, upon the provision of 3 business days advance written notice to the Lender.


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4.    BORROWER'S GENERAL COVENANTS

Borrower shall keep proper records and books of account in accordance with generally accepted accounting principles (GAAP) consistently applied, and shall maintain, preserve and keep all of its properties and assets in good working order and condition, subject to ordinary wear and tear.

5.    REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Lender as follows:

      5.1 that it is duly organized and existing under the laws of the jurisdiction in which it was incorporated, with the requisite corporate or other power to own and operate its properties and assets, and to carry on its business as presently conducted and to execute and perform its obligations under this Agreement;

      5.2 that this Agreement is valid and binding upon it and it is bound by it and obliged to act in accordance with its terms; and that the execution and performance by it of this Agreement, and compliance therewith, and the consummation of the transactions contemplated by this Agreement will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any document, other obligation, law, regulation or order to which it is or will be party or by which it is or will be bound;

      5.3 that all corporate actions on its part and on the part of its directors and shareholders, required for the authorization, execution and performance by it of this Agreement and the consummation of all the transactions contemplated herein, have been obtained, or that they will be obtained within 90 days of the date hereof ;

      5.4 that this Agreement and the entire contents thereof do not require that any notice be made to any authorities, other than notice which has already been made by the Borrower or which will be made by the Borrower in a timely manner, in accordance with all laws and regulations by which the Borrower is bound.

6.    EVENTS OF DEFAULT

      The occurrence and continuation of any of the following events shall be considered an Event of Default upon the occurrence of which the entire unpaid balance of the Loan and Interest, and all reasonable costs of collection, including reasonable attorney fees and expenses, shall become immediately due and payable:

      6.1 the Borrower shall fail to make any payment which it is obliged to make under the terms of this Agreement;

      6.2 for the avoidance of doubt it is hereby stipulated and emphasized that it is the fundamental obligation and undertaking of the Borrower to repay the Loan and pay the Interest, in their entirety, on the Repayment Date, and that failure by the Borrower to repay the Loan and pay the Interest, in their entirety, on the Repayment Date, shall be considered an Event of Default, regardless of the reason for such failure, and without either Lender being required to deliver any kind of notice to the Borrower;

      6.3 the Borrower shall default in the performance of any material covenant or obligation contained herein or in any other agreement, debenture, pledge, promissory note or other instrument of indebtedness with a Lender and such default is not remedied within thirty (30) days after the occurrence thereof;

      6.4 any representation or warranty made by or on behalf of the Borrower to the Lender, howsoever in connection with the Loan and/or this Agreement, shall at any time prove to have been incorrect or misleading;

      6.5 any judgment materially affecting the ability of the Borrower to repay the Loan and pay the Interest shall be entered against the Borrower or any attachment, levy or execution against a substantial portion of its properties shall remain unpaid, or shall not be released, discharged, dismissed, suspended or stayed for a period of thirty (30) days or more after its entry, issue or levy, as the case may be;


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      6.6   any  proceedings  seeking  to  declare  the  Borrower  bankrupt,  or insolvent, or seeking liquidation, winding up, reorganization, arrangement with creditors, composition of debts or any other similar proceedings shall be initiated against the Borrower, and such proceeding shall not be dismissed within thirty (30) days;

      6.7 any event shall occur materially affecting the ability of the Borrower to repay the Loan and pay the Interest under the terms of this Agreement.

7.    MISCELLANEOUS

      7.1 The Lender shall be entitled, at any time and without requiring the consent of the Borrower or any other individual, to assign all or any part of its rights under this Agreement, to any other entity. The Borrower shall not be entitled to assign all or any part of its rights and/or obligations under this Agreement, without the Lenders' advance written consent.

      7.2 No Amendment to this Agreement, or any part thereof, shall be valid or binding upon the Parties unless drawn up in writing and signed by both Parties.

      7.3 No failure or delay on the part of any party in exercising any right and/or remedy to which it may be entitled hereunder and/or by law shall operate as a waiver by that party of any right whatsoever. No waiver of any right under this Agreement shall be deemed as a waiver of any further or future right hereunder, whether or not such right is the same kind of right as was waived in a previous instance.

      7.4 In case any provision of the Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and shall continue in full force and effect.

      7.5 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and replaces any previous agreements between the parties, if at all, whether written or verbal, pertaining to any of the subject-matter hereof.

      7.6 Notices sent by one party to the other under this Agreement will be sent by registered mail to the addresses specified herein, delivered by hand, or transmitted by fax and will be deemed to have reached their destination within 5 days of being deposited with the Post Office for dispatch as registered mail (10 days in the case of air mail), upon actual delivery when delivered by hand, and upon receipt of the recipient's confirmation of receipt when sent by fax.

      7.7 This Agreement may be executed in any number of counterparts, in original or by facsimile, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same agreement.

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS
LOAN AGREEMENT ON THE DATE FIRST ABOVE WRITTEN:

SIGNED for and on behalf of /s/ Zeev Daninger & Benzion Perko   )
                            ---------------------------------
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.                  )
By: MESSRS. ZEEV DANZIGER & BENZION PERKO                       )


SIGNED: /s/ Jacob Ronnel
        -------------------------------------                   )
By: JACOB RONNEL


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